- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE   L
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        6
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00036
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      30 DEC 93
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-94-FR-93823
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     4-325P-93823
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     BUYER/SYMBOL: J. THOMPSON O2231J
     2531 JEFFERSON DAVIS HWY
     ARLINGTON, VA 22242-5160
     PHONE: Area Code 703/602-8008 or -8009
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than Item 6)                          CODE N63124
     SUPERVISOR OF SHIPBUILDING, CONVERSION
       AND REPAIR,USN
     NEW ORLEANS, LA 70142-5700
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     CBC NO:
       AVONDALE INDUSTRIES, INC.
       SHIPYARD DIVISION
       P.O. BOX 50280
       NEW ORLEANS, LA 70150-0280

       CEC: 008149544
       TIN: 39-1097012
- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.
- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)
- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
     N00024-88-C-2050
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)
     88 JUN 20
- --------------------------------------------------------------------------------
     CAGE CODE: 96204
- --------------------------------------------------------------------------------
     FACILITY CODE: 70876
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO ADMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)

      See attached Financial Accounting Data Sheet
- --------------------------------------------------------------------------------
      13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
           IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.249-2
- --------------------------------------------------------------------------------
X    D. OTHER (Specify type of modification and authority)
                 THE "CHANGES CLAUSE" AND MUTUAL AGREEMENT OF THE PARTIES.
- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor (   ) is not, ( X ) is required to sign this
     document and return  2  copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     ALBERT L. BOSSIER JR. PRES & C.E.O.
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR

     /s/ Albert L. Bossier Jr.
     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED   30 DEC 93
- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) STEPHEN J. FILAN
                                                           CONTRACTING OFFICER
- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

       /s/ Stephen J. Filan
   BY_______________________________________
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED
     1-21-94
- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

WHEREAS, Avondale Industries, Inc. (AII) (the Contractor) has submitted numerous Requests for Equitable Adjustments (REAs) to the pricing and delivery schedules for this Contract N00024-88-C-2050 and other Navy Contracts, as updated and supplemented by additional submissions and representations at various times listed in Attachment A hereto; and

WHEREAS, the Contractor has certified the REAs and all supporting data in accordance with the requirements of the Truth in Negotiations Act, 10 U.S.C. 2306a, Section(c)(1) of the Contracts Disputes Act of 1978 (41 U.S.C. 605(c)(1), and P.L. 95-485, Section 813; and

WHEREAS, the parties hereto desire to effect the full and final settlement of all the REAs arising out of or relating to this contract; and

WHEREAS, the Contractor agrees that this settlement includes a full and final release of REAs, claims, requests for reformation, requests for rescission and any other request for relief including any and all past, present and potential future requests for equitable adjustments, claims, causes of action, suits, damages, demands, costs, expenses, liabilities and other obligations of any kind whatsoever, direct or indirect, fixed or contingent, in law or in equity (collectively referred herein as "claims") which the Contractor now has or which may arise in the future and which are based in whole or in part on facts or events which the Contractor knows, or should have known, existing on or prior to the date of this modification; and,

NOW THEREFORE, in order to fully and finally settle all issues between the parties arising out of or relating to this contract; the parties agree as follows:

1. As a result of the settlement, the unit prices and total amounts under SECTION B: SUPPLIES OR SERVICES AND PRICE/COST, are increased as follows:

                                Unit Price
        CLIN       Hull No.     Increase
        ----       --------     ----------
        0001       198          $   86,595

        0007       200          $      -0-

        0010       202          $3,879,951

        0013       204          $      -0-

                                                                        Page 3

        0016       199          $6,562,474

        0019       201          $2,231,307

        0022       203          $    8,455

2.   Under SECTION F: DELIVERIES OR PERFORMANCE

The delivery dates for Items 0013, 0019 and 0022 are shown below. This REA settlement fully and finally settles all delay except determination of responsibility for up to 10 months of delay is deferred without prejudice and will be adjudicated upon definitization of the double hull modification (P00030). It is understood that the Government specifically reserves its rights to limit Government liability to only those delays for which it is responsible. The delivery dates are as follows:

                                        Required
CLIN            Hull Number           Delivery Date
- ------          -----------           -------------
0013                204                   NOV 95
0019                201                   JUL 95
0022                203                   APR 96

3. The parties hereto have negotiated this modification on the basis that all matters which actually do or could give rise to Contractor entitlement to schedule and/or price adjustments, whether known or should have been known, and whether or not actually discussed by the parties during negotiations, have been included and incorporated into this agreement. The price and schedule adjustments herein, constitute the sole adjustments to which the contractor is entitled on account of any and all REAs, claims, and issues currently in dispute under this contract, and, any and all impact, including all delay and disruption, whether local or cumulative.

4.   RELEASE

     a.   As used in this paragraph 4:

     (1) "Events" refer to any contract modification, any Government breach, any Government tort, any change order, any stop work order, any suspension of work, any acceleration order, any Government action or omission pertaining to Government property or information, and any other occurrence, action or omission (whether fortuitous or accidental, of or by the Government, Contractor or third party).

     (2) "Covered Events" refer to "Events" occurring on or before the effective date of this modification, whether formal or constructive, which were known or should have been known by the Contractor on the effective date of this modification, whether or not such events were discussed between the parties, all of which events: (i) arise out of or under or are in any way related to this contract and affect this contract, or (ii) arise out of or under or are in any way related to this contract and affect any other contract between the Contractor and the Government, or (iii) arise out of or under or are in any way related to any other contract between the Contractor and the Government or the Contractor and any third party and affect this contract but only to the extent of the effect on this contract.

     (3)  "Costs" include, but is not limited to, any or all:

(i)       direct performance (hardcore) and material costs;
(ii)      indirect costs;
(iii) delay and disruption costs including local, cumulative, and any other type;
(iv)      overhead costs;
(v) costs associated with dislocation, accelerations, and inefficiencies in performance;
(vi)      interest costs and other consideration for financing;
(vii) costs for preparing proposals, claims, and requests for equitable adjustment; and
(viii)    subcontract costs.

     b. In consideration for the provisions of this modification, the Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors hereby remises, releases, and forever discharges the Government, its officers, agents, and employees from (i) any or all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of this contract by reason of Covered Events, or the impact of Covered Events, (ii) any or all actual or potential liabilities to the Contractor for money damages and/or other relief for Covered Events or the impact of Covered Events upon this contract, (iii) any and all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of any other Government contract or any contract between the Contractor and any third party by reason of Covered Events or the impact of Covered Events, and (iv) any and all actual or potential liabilities to the Contractor for money damages and/or other relief under or relating to any other Government contract or any contract between the Contractor and any third party for Covered Events, or for the impact of Covered Events, arising under or related to this contract. By this release, the Contractor does not release claims under any other Government contract for Covered Events solely arising under, or relating to, such other Government contract to the extent they do not affect this contract.

     c. Except for the reservations identified in subparagraph d, below, the Contractor hereby confirms and acknowledges that in agreeing to the terms of this modification, it is releasing all rights to any entitlement for any and all costs under, and any and all impacts upon this contract or any other contract by reason of Covered Events, whether or not such costs and impacts of Covered Events are known or should have been known or are foreseeable or should have been foreseeable as of the effective date of this modification, whether or not such costs and impacts of Covered Events have been discussed with, or for any reason reserved for future discussion with the Government, or have been made the basis for other assertions of claims or requests for equitable adjustment, whether or not such costs or impacts of Covered Events were, or are, incurred and sustained, respectively, before, on, or after the effective date of this modification, and whether or not such costs and impacts of Covered Events are caused directly by, indirectly by, cumulatively by, or in consequence of any of the Covered Events.

     d. Except for the items (1) and (2) designated below, the Contractor's release set forth in this provision is complete and final, no rights are reserved under this modification and, in any event, any and all such rights shall be deemed to have been waived without exception. Nothing set forth herein shall in any way affect or operate to reserve any item covered by another release executed by the Contractor either prior to, concurrent with, or subsequent to the date of the execution of this modification nor shall anything set forth herein in any way affect the operation of any statute, including but not limited to 10 USC 2405.

     (1) Definitization of P00030 (Double Hull) and determination of responsibility up to ten (10) months of associated delay.

     (2)  Unresolved insurance claims/matters for the following items:

                (a)  Crank shaft on TAO 202,
                (b)  PTO cabinets,
                (c)  TAO 200 M.E. corrosion, and
                (d)  TAO port anchor.

5. The parties agree that the retentions against this contract shall remain at the current level and that five percent (5%) of all amounts paid as a result of this modification shall be added to the current retentions.

6. The Contractor agrees that all amounts that were made available to be paid as extraordinary contractual relief will solely "revert to the Government". The total amount that was made available for payment as extraordinary contractual relief under this contract (N00024-88-C-2050) by modification P00033 is $1,836,973. For the purposes of this modification "revert to the Government" consists of the remittance of amounts previously paid to the Contractor and the de-obligation of the unexpended amounts under this CLIN 0027. Payment (remittance) shall be made by the Contractor to the Government within 20 working days from the effective date of this modification. The de-obligation of the unexpended amounts under this CLIN 0027 is effected by this modification. The specific amount(s) de-obligated is shown on the attached financial accounting data sheet.

7. Except as modified herein, all other terms and conditions, as heretofore changed, remain unchanged and in full force and effect.


              (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

================================================================================================================================
                                  REA TITLE/SUBJECT                 ORIGINAL       ORIGINAL       SUPPLEMENT           TOTAL
                                                                    SUBMISSION      TOTAL          SUBMITTAL       REQUESTED AS
                                                                      DATE                           DATE           REVISED BY
                                                                                                                    SUPPLEMENTS
- --------------------------------------------------------------------------------------------------------------------------------
NEW CONST. SHIPYARDS         1.  Late Delivery of PennShip          01/10/92     $38,736,256        07/02/92         $36,669,986
DIVISION                         Material
- --------------------------------------------------------------------------------------------------------------------------------
                             2.  Bid Overhead                       02/20/92     $91,768,275    (1) 06/26/92    (1)  $92,385,009
- --------------------------------------------------------------------------------------------------------------------------------
                             3.  T-AGS Priority                     06/10/92    $160,447,200    (2) 11/24/92     (2)$162,891,663
- --------------------------------------------------------------------------------------------------------------------------------
                             4.  Late Response to Eng Action        07/23/92      $8,848,596        11/05/92           NO CHANGE
                                 Items - LSD (CV)
- --------------------------------------------------------------------------------------------------------------------------------
                             5.  Contract Deviations                07/23/92      $2,628,958        11/05/92           NO CHANGE
- --------------------------------------------------------------------------------------------------------------------------------
                             6.  T-AGS Engineering                  07/23/92      $2,663,044        11/05/92           NO CHANGE
- --------------------------------------------------------------------------------------------------------------------------------
                             7.  T-AO Post Delivery                 10/12/92        $739,340            NONE           NO CHANGE
================================================================================================================================
NAVY REPAIR SHIPYARDS        1.  Radford ROH                        04/18/91     $11,521,741            NONE           NO CHANGE
DIVISION
- --------------------------------------------------------------------------------------------------------------------------------
                             2.  Caron ROH                          01/17/92      $6,478,745            NONE           NO CHANGE
- --------------------------------------------------------------------------------------------------------------------------------
                             3.  Boone ROH                          07/31/92      $2,145,755            NONE           NO CHANGE
- --------------------------------------------------------------------------------------------------------------------------------
                             4.  Hall ROH                           07/31/92      $2,189,741            NONE           NO CHANGE
================================================================================================================================

    (1) Agreed to include any affects of the "revised quantification model" submitted to DCAA via Serial No. CA-OVHD-055-REK dated July 21, 1992 ($129,231,507).

    (2) By Supplements dated June 8, 1993 and November 15, 1993, as certified on December 3, 1993 and December 30, 1993, the total requested as revised by these Supplements is $228,523,000. Agreed to include any affects of HMR 34 and HMR 35; certified via Serial No. CA-LSD/CV-419-JCM dated August 20, 1993.


====================================================================================================================================

                         REA TITLE/SUBJECT              ORIGINAL      ORIGINAL         SUPPLEMENT       SUPPLEMENT        TOTAL
                                                       SUBMISSION      TOTAL            SUBMITTAL          TOTAL         REQUESTED
                                                         DATE                             DATE                         AS REVISED BY
                                                                                                                        SUPPLEMENT
- ------------------------------------------------------------------------------------------------------------------------------------

MHC - GRP DIVISION  1   REA #1 (MHC 53)                   06/27/91    $4,856,803.00       07/31/92    $2,376,024.00    $7,032,827.00

                                       89-C-2162     MHC53-2116-MLB                 MHC53-3111-GJB
- ------------------------------------------------------------------------------------------------------------------------------------

                    2   REPAIR OF VOIDS                   07/02/92    $2,541,898.00 NONE             N/A            NO CHANGE
                        (MHC-53)       89-C-2162    MHC53-3064-GJB
- ------------------------------------------------------------------------------------------------------------------------------------

                    3   INSTALLATION & REMOVAL OF         08/12/92    $575,497.00 NONE               N/A            NO CHANGE
                        JIGS (MHC 54, 56,
                         & 57)         90-C-2304    MHC54-0391-GJB
- ------------------------------------------------------------------------------------------------------------------------------------

                    4   MAIN ENGINE BASE FRAMES           06/07/93      $650,383.00 NONE             N/A            NO CHANGE
                        (MHC 53)       89-C-2162    MHC53-3482-KBD

- ------------------------------------------------------------------------------------------------------------------------------------

                    5   MAIN ENGINE BASE FRAMES           06/07/93       $80,728.00 NONE             N/A            NO CHANGE
                        (MHC 54, 56,   90-C-2304    MHC54-0516-KBD
                         & 57)
====================================================================================================================================

LCAC - AGM DIVISION 1   PREP OF TECHNICAL MANUALS         09/17/92    $1,223,288.00       07/13/93       $374,966.00   $1,598,254.00

                                       87-C-2089    175-5387                        175-5551
- ------------------------------------------------------------------------------------------------------------------------------------

                    2   PREP OF TECHNICAL MANUALS         09/25/92      $417,168.00       07/13/93       $293,028.00     $710,196.00

                                       89-C-2110   FLT3-3069                        FLT3-4047
- ------------------------------------------------------------------------------------------------------------------------------------

                    3   PREP OF TECHNICAL MANUALS         09/09/92      $987,347.00 NONE             N/A            NO CHANGE
                                       85-C-2148   LCAC-3146
- ------------------------------------------------------------------------------------------------------------------------------------

                    4   PREP OF TECHNICAL MANUALS         09/11/92    $1,795,950.00       07/13/93       $842,126.00   $2,638,076.00

                                       85-C-2148   LCAC-3147                        LCAC-3210
- ------------------------------------------------------------------------------------------------------------------------------------

                    5   WRONGFUL REJECTION OF             07/20/92    $  248,674.00       08/20/93       $121,517.00     $370,191.00

                        DELIVERY       89-C-2110   FLT3-3092                        FLT3-4102
====================================================================================================================================


- ------------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL ACCOUNTING DATA SHEET
- ------------------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIIN) 2. SUPPL PIIN   3. DATE EFFECTIVE    4. PROCUREMENT REQUEST NO.   5. PAYING OFC   6. TYPE OF MOD.  7. TAC
                                              YR.    MO.    DA.
   N0002488C2050             P00036                                   N0002494FR93823
- ------------------------------------------------------------------------------------------------------------------------------------
8.    9.                  10.     11.    12.   13.   14.    15.                      ACCOUNTING DATA
                                                            --------------------------------------------------------
ACT    REFERENCE           REF    CLIN   SLIN  QTY   UNIT   A.       B.        C.      D.      E. BCN     F.   G.
CODE   DOCUMENT           ACRN                                                           OBJ   ---------  SA     AAA
        NUMBER                                                       APPROPRI-  SUB-   CLASS  PARM  RM
                                                                      ATION     HEAD   --------------------------------------------
                                                            ACRN                       K.     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------------------------------
C     N0002494AFT8559             0016                      DD      1741696   8559     000     WA  WET    0    068342
C     N0002494AFT8559             0016                      DE      1741697   8559     000     WA  WET    0    068342
C     N0002494AFT8559             0019                      DF      1741697   8559     000     WA  WET    0    068342
C     N0002494AFT8559             0010                      DG      1741697   8559     000     WA  WET    0    068342
C     N0002494AFT8559             0022                      DH      1741697   8559     000     WA  WET    0    068342
C     N0002488AF08559             0001                      AX      1781611   8559     000     WA  WEB    0    068342
C     N0002489AF08559             0027                      DB      1791611   8559     000     WA  WEB    0    068342
C     N0002489AF08559             0027                      DC      1791611   8559     000     WA  WEB    0    068342



                                                                         16.
                             H.      I.           J.   COST CODE                AMOUNT
                               TT     PAA      -----------------------
                                               PROJ. UNIT  MCC  PDLI&S
                             -----------------------------------------
                             K.            OTHER THAN NAVY ACCOUNTING DATA
                             ----------------------------------------------------------------------------
                             2D      000000      21622     212    0000   $   2,865,000.00
                             2D      000000      21622     212    0000   $   3,697,474.00
                             2D      000000      21857     212    0000   $   2,231,307.00
                             2D      000000      21869     212    0000   $   3,879,951.00
                             2D      000000      21870     212    0000   $       8,455.00
                             2D      000000      21621     212    0000   $      86,595.00
                             2D      000000      21869     215    0000   $  -1,535,830.00
                             2D      000000      21871     215    0000   $    -301,143.00
                             ----------------------------------------------------------------------------
                                     TOTAL                               $  10,931,809.00
- ---------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER        18.  COMPTROLLER CLEARANCE
 J. ATKINS, PMS325B
- ---------------------------------------------------------------------------------------------------------
SIGNATURE          DATE       OBLIGATION OF FUNDS IS AUTHORIZED       SIGNATURE
/s/ J.A. ATKINS    1/19/94   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE      /s/ Tom K. Packer
                                                                      MR. T.K. PARKER
                                                                      BY DIRECTION OF
                                                                      CAPT. T.J. BARNETT
                                                                      DEPUTY COMMANDER/COMPTROLLER
=========================================================================================================

NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)